SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                        (Amendment No.   )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:
 Preliminary Proxy Statement
 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement
 Definitive Additional Materials
 Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                            CROWN RESOURCES CORPORATION
         (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1)   Title of each class of securities to which transaction applies:
     (2)   Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction pursuant to Exchange Act Rule 0-11:*
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
     Fee paid previously with preliminary materials.
     Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:










                   CROWN RESOURCES CORPORATION

             Notice of Annual Meeting of Shareholders



To the Shareholders:

     The Annual Meeting of the Shareholders of Crown Resources
Corporation will be held at the World Trade Center, 1625 Broadway, Suite 820, Denver, Colorado, on Thursday, June 15, 2000, at 10:00 a.m., Mountain Daylight Time, for the following purposes:

          1. Election of Directors. To elect seven Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

          2. Appointment of Auditors. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 2000.

          3. Other Business. To transact such other business as may properly come before the meeting and all adjournments thereof.

     The stock transfer books of the Company will not be closed. The Board of Directors has fixed the close of business on May 3, 2000, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The approximate date of the mailing of this Proxy Statement and the enclosed form of proxy is May 5, 2000.

     Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares entitled to vote at the meeting be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                   By Order of the Board of
Directors



                                   James R. Maronick
                                   Secretary




May 1, 2000
Denver, Colorado














                         PROXY STATEMENT

Annual Meeting of Shareholders

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Crown Resources Corporation, a Washington corporation (the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held on Thursday, June 15, 2000, and any adjournment or postponement of such meeting. The Annual Meeting will be held at 10:00 a.m., Mountain Daylight Time, at The World Trade Center, 1625 Broadway, Suite 820, Denver, Colorado.

     The principal office of the Company is located at 1675
Broadway, Suite 2400, Denver, Colorado, 80202.

     Proxies are solicited so that each shareholder may have an opportunity to vote. These proxies will enable shareholders to vote on all matters that are scheduled to come before the meeting. When proxies are returned properly executed, the shares represented thereby will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors of the Company (the "Board"). Means have been provided whereby a shareholder may withhold his vote for any Director. The proxy cards also confer discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of the Proxy Statement but may properly be presented for action at the meeting.

     You are asked to sign, date, and return the accompanying proxy card regardless of whether or not you plan to attend the meeting. Any shareholder returning a proxy has the power to revoke it at any time before shares represented by the proxy are voted at the meeting. Any shares represented by an unrevoked proxy will be voted unless the shareholder attends the meeting and votes in person. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Corporate Secretary of the Company at or before the meeting.

     The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers, and other employees of the Company in person or by telephone or other means of electronic communication. No additional compensation will be paid for such solicitation.

     Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to certain beneficial owners of the Company's Common Stock and the Company will reimburse such brokerage firms, custodians, nominees , fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Shares Outstanding

     The holders of the Company's $.01 par value Common Stock (the "Common Stock"), at the close of business on May 3, 2000, are entitled to vote at the Annual Meeting. On the record date, May 3, 2000, there were outstanding 14,533,422 shares of Common Stock. Each share of Common Stock entitles its holder to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the meeting. Under Washington law and the Company's Articles of Incorporation, if a quorum is present at the meeting the seven nominees for election as Directors who receive the greatest number of votes cast for election of directors at the meeting by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected Directors. Shares held by persons who abstain from voting on the election of Directors and broker non-votes will not be counted in the election. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting on the proposal but broker non-votes will not be counted for this purpose.

     The Company also has issued 1,000,000 shares of its Series A Nonconvertible Preferred Stock to a subsidiary of the Company. Although the terms of the Preferred Stock entitle its holder to vote as a shareholder of the Company, under Washington corporate law this stock may not be voted while it is held by a subsidiary of the Company.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of April 17, 2000, with respect to the number of shares of Common Stock beneficially owned by each shareholder known by the Company to be the beneficial owner of more than five percent of the Common Stock, by all Directors, nominees for director, executive officers named in the Summary Compensation Table and all Directors, nominees for director and executive officers as a group. Except as noted below, each shareholder has sole voting and investment powers with respect to the shares shown. Unless otherwise indicated below, the address of each beneficial owner is 1675 Broadway, Suite 2400, Denver, Colorado 80202.

                                                                                         Percent of
Name and Address of                                             Amount and Nature of              the Company's
Beneficial Owner                                       Beneficial Ownership             Common Stock

The Equitable Life Assurance Society (1). . . .    1,000,000                6.9
City Place House, 55, Basinghall Street
London EC2V 5DR

Mark E. Jones, III (2)  . . . . . . . . . . . .      238,958               1.6

Christopher E. Herald (3) . . . . . . . . . . .      450,483                3.0

J. Michael Kenyon (4) . . . . . . . . . . . . .       77,800                0.5

Rodney D. Knutson (5) . . . . . . . . . . . . .       60,000                0.4

Linder G. Mundy (6) . . . . . . . . . . . . . .       60,150                0.4

Steven A. Webster (7) . . . . . . . . . . . . .      151,256                1.0

David R. Williamson (8) . . . . . . . . . . . .      100,000                0.7

James R. Maronick (9) . . . . . . . . . . . . .      133,886              0.9
All Directors, nominees for director,
  and executive officers as a group
  (10 persons) (3)(4)(10) . . . . . . . . . . .     1,633,696              10.4

(1)  Based upon information supplied to the Company by the shareholder.

(2)  Includes options to purchase 238,625 shares.

(3) Includes options to purchase 267,500 shares and 7,640 shares owned by Mr. Herald's spouse of which Mr. Herald disclaims beneficial ownership.

(4)  Includes options to purchase 60,000 shares and

(5)  Includes options to purchase 60,000 shares.

(6)  Includes options to purchase 60,000 shares.

(7)  Includes options to purchase 60,000 shares.

(8) Includes options to purchase 60,000 shares and 40,000 shares owned by David Williamson
     Associates Ltd.

(9)  Includes options to purchase 125,000 shares.

     (10) Includes, in the aggregate, options to purchase 1,233,125 shares.

                      ELECTION OF DIRECTORS

     The Board currently consists of seven Directors.  The
Directors elected at the Annual Meeting will serve until the next
Annual Meeting of Shareholders and until their successors are elected and qualified. Unless the vote is withheld by the shareholder, the proxies solicited by the Board will be voted for the re-election of all the current Directors, who are:

     Mark E. Jones, III. Mr. Jones, age 60, has been a Director and the Chairman of the Board of the Company since it commenced operations in February 1989. He was Chief Executive Officer of the Company from February 1989 until July 1993. He was President of the Company from September 1989 to November 1990. Mr. Jones is also Chairman of Solitario Resources Corporation ("Solitario"), a
57.2 percent-owned subsidiary of the Company that is engaged in exploration and development of properties in South America. Mr. Jones also serves as Chairman of Star Resources Corporation, a diamond exploration company.

     Christopher E. Herald. Mr. Herald, age 46, has been a Director of the Company since April 1989. He has served as Chief Executive Officer of the Company since June of 1999 and President of the Company since November 1990 and was Executive Vice President of the Company from January 1990 to November 1990. Mr. Herald also serves as Chief Executive Officer and a director of Solitario.

     J. Michael Kenyon. Mr. Kenyon, age 50, has been a Director of the Company since it commenced operations. Mr. Kenyon is President of Hastings Resource Corp, a private mineral resource company and is a private consultant to Barrick Gold Corporation.

     Rodney D. Knutson. Mr. Knutson, age 58, has been a Director of the Company since it commenced operations. He was a partner in the law firm of Jones & Keller, P.C. from 1992 to 1998; and has been of counsel to the law firm of Jones & Keller, P.C. since January 1998.

     Linder G. Mundy.  Mr. Mundy, age 72, has been a Director of
Crown since its inception. Since 1985, Mr. Mundy has been a private business consultant.

     Steven A. Webster. Mr. Webster, age 48, has been a Director of the Company since it commenced operations. Mr. Webster is a director and Vice Chairman of R & B Falcon Corporation, an international offshore drilling contractor; is managing director of Global Energy Partners, an affiliate of Donaldson Lufkin and Jenret's merchant banking group; is chairman of Carrizo Oil & Gas, Inc., an oil exploration company; is a trust manager of Camden Property Trust, a real estate investment trust; is a director of Grey Wolf, Inc., a land rig contractor; and is a director of Geokinetics, Inc., a geophysical company;.

     David R. Williamson. Mr. Williamson, age 58, has been a Director of the Company since September 1989. In 1989 he founded David Williamson Associates Ltd., which undertakes research and consulting for the mining industry. He also serves as a director of Crew Development Corporation, Cornucopia Resources Ltd., and Asia Pacific Resources, all mining and exploration companies.

     It is intended that votes will be cast pursuant to the enclosed proxy for the election of Directors from the foregoing nominees. If any nominee shall not be a candidate for election as a Director at the meeting, it is intended that votes will be cast pursuant to the enclosed proxy for such substitute nominees as may be nominated by the existing Directors. No circumstances are presently known which would render any nominee named herein unavailable.

     Under the Company's Bylaws, shareholders seeking to nominate other candidates for election to the Board at the Annual Meeting must give written notice to the Corporate Secretary of the Company no less than sixty (60) nor more than ninety (90) days before the Annual Meeting. The notice must be accompanied by certain information as to the shareholder giving the notice and each proposed nominee, including information similar to that required under the federal proxy rules. If less than seventy (70) days' notice or prior public disclosure of the date of the scheduled meeting is given, notice by the shareholder must be given not later than the tenth day following the earlier of mailing of notice of the meeting or the date public disclosure of the meeting date was made. The Bylaws provide that no person shall be elected a Director of the Company unless nominated in accordance with the Bylaws. No Director nominations by shareholders for the 2000 Annual Meeting had been received by the Company prior to the date of this Proxy Statement.

Directors' Compensation

     Directors who are not employees of the Company are reimbursed for their expenses incurred in attending Board meetings. Directors are eligible to receive options to purchase Common Stock granted under the Company's 1988 Stock Benefit Plan (the "1988 Plan") and non-qualified stock options under the 1991 Stock Incentive Plan (the "1991 Plan"). All options, under both plans, terminate after five years from date of grant if not earlier exercised.

     Under the 1991 Plan, the Board of Directors may (a) grant incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, to any non-director employee of the Company or to any non-director employee of any parent or subsidiary of the Company; (b) grant options other than incentive stock options (i.e. non-qualified stock options)except that members of the Board of Directors are eligible only to receive formula grants of non-qualified stock options. Each Director who is not an employee automatically receives an award of a non-qualified stock options covering 10,000 shares of Crown Common Stock on February 28 each year; (c) grant stock appreciation rights or cash bonus rights; (d) award stock bonuses; and (e) grant stock purchase rights and sell stock subject to restrictions. All options granted to Directors under the 1991 Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and they are exercisable from and after the date of grant. The Board of Directors reserved 1,500,000 shares of Common Stock for grants under the 1991 Plan. Currently, 1,129,856 shares remain available for issue under the 1991 Plan; of these, options for 1,095,749 shares have been granted and options for 34,107 are available for grant.

     Generally, the terms and conditions of the 1988 Plan are similar to those of the 1991 Plan described above, except that members of the Board of Directors were not restricted to receive
formula grants of non-qualified stock options.   The Board of
Directors reserved 1,500,000 shares of Common Stock for grants under the 1988 Plan. The 1988 Plan had a ten-year term and no additional grants of options may be made under the 1988 Plan. Currently, 557,500 shares remain available for issue pursuant to options previously granted under the 1988 Plan.





Meetings of Board of Directors and Committees

     During the fiscal year ended December 31, 1999, there were four meetings of the Board. Each of the incumbent Directors attended at least 75 percent of the aggregate of the total number of meetings of the Board held while they served as a Director and the total number of meetings held by all committees of the Board on which they served, except for David Williamson, who attended 25 percent of the meetings. All of the references to meetings exclude actions taken by written consent.

     The Board has an Audit Committee consisting exclusively of non-employee Directors, Messrs. Kenyon Mundy and Webster. Mr. Herald served on the audit committee through April of 2000 when he was replaced by Mr. Kenyon. The Audit Committee reviews the preparation and auditing of accounts of the Company; considers and recommends to the Board the engagement of independent certified public accountants for the ensuing year and the terms of such engagement; reviews the scope of the audit proposed by such accountants; implements and periodically reviews the performance of the independent accountants; and reviews the annual financial report to the Directors and shareholders of the Company. The Audit Committee met once during the fiscal year ended December 31, 1999.

     The Board also has a Compensation Committee consisting of non-employee Directors, Messrs. Kenyon, Knutson, and Webster. The Compensation Committee is responsible for reviewing and approving executive compensation and administering the Company's stock option programs. The Compensation Committee met once during 1999.

     The Board does not have a nominating committee or other committee performing similar functions.

Compliance with Section 16(a) of the Securities Exchange Act of
1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors, greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to officers, Directors, and greater than ten percent beneficial owners were complied with.

                      EXECUTIVE COMPENSATION

Report of the Compensation Committee

     Overview and Philosophy. The Compensation Committee of the Board is composed entirely of three independent non-employee directors. The Compensation Committee is responsible for reviewing and approving executive compensation and administering the Company's stock option programs. Following review and approval by the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board for approval.

     The policy of the Compensation Committee in determining executive compensation is that such compensation should (i) reflect Company performance, (ii) reward individual performance, (iii) align the interests of the executives with the long-term interests of the shareholders and (iv) assist the Company in attracting and retaining key executives critical to the long-term success of the Company.

     Executive Officer Compensation Program. The major elements of the executive compensation program during 1999 consisted principally of base salary, bonuses, and the Company's stock option plans, which reward executives for delivering value to Crown shareholders as measured by increases in the Common Stock price and performance of the Company's share price relative to its industry peer group.

     Base Salary. Base salaries of executive officers are established annually, at the beginning of each year. The Compensation Committee reviews the responsibilities, experience, performance of the executive officers, basing its approval of base salary levels and changes thereupon on these and other factors, including the competitive marketplace and the Company's budget considerations. Due to budget considerations, there were no salary increases granted to executive officers during 1999.

     Bonuses. Bonuses are granted to executive officers at the discretion of the Board. During 1999, bonuses were paid to certain salaried employees in amounts equal to five percent of annual base pay. Some of the bonuses were paid in the form of shares of the Company's common stock.

     Stock Option Plans. The shareholders have approved the Company's stock option plans. The Board granted stock options in fiscal 1998 to certain eligible employees including the Named Executive Officers pursuant to the 1991 Plan. The objectives of both the 1988 Plan and the 1991 Plan are to align executive and shareholder long-term interests by creating a direct link between executive pay and shareholder return, as well as provide long-term incentives to the executive.

     Non-qualified stock options are granted under the 1991 Plan to non-director executive officers at an option price not less than the average price for the five business days immediately preceding the date of grant. Such non-qualified stock options are 25 percent vested upon date of grant and vest an additional 25 percent each year so that they are 100 percent vested after three years. The Board grants such options annually.

     Executive officers who are also members of the Board are eligible only to receive formula grants of non-qualified stock options under the 1991 Plan. Such executive officers are entitled to receive automatically, on February 28 of each year, an award of stock options calculated by dividing the executive officer's annual base compensation rate on the grant date by three. All such options are granted at a price equal to the fair market value of the Company's Common Stock on the date of the grant.

     All options granted to executive officers terminate after five years from date of grant if not earlier exercised.
     On June 5, 1999 and on June 19, 1998 the Board of Directors, voted to reprice all existing stock options, held by current officers, Directors and employees to $1.75, and to $4.06, respectively, which was the then current market price of the stock. The Board believed the worldwide declines in metals prices over the prior two years and the ongoing difficulties faced in the permitting of the Crown Jewel Project had a significant impact on Crown's stock price and that the beneficial work of Crown's management in a difficult environment, which included the positive action taken by the President and Congress in getting the approval of the Crown Jewel Plan of Operations, was not reflected in the stock price. The use of Crown's stock options as both an incentive and a form of compensation had further declined over the prior two years. Crown's management and employees have not been given an increase in salaries for the last six years. The directors of Crown receive no compensation for their services, other than their stock options. The Board recognized the efforts of the Company's management and employees and believes that the retention of existing personnel and recruitment of new personnel require the use of stock options. Accordingly, the Board felt a repricing of existing stock options in both years, to the then current market level, was warranted for past service and as an incentive for future performance. The total number of stock options repriced in 1999 was 1,559,775 which included 507,500 stock options from the 1988 Plan and 1,052,275 stock options from the 1991 Plan. The total number of stock options repriced was 1,276,841 which included 523,250 stock options from the 1988 Plan and 753,591 stock options from the 1991 Plan.

     401(k) Plan. In 1990 the Company adopted the Crown Resources Corporation 401(k) Plan ("401(k) Plan"), a defined-contribution plan covering all full-time employees, including the Named Executive Officers. The 401(k) Plan provides for Company matching, at the rate of 75 percent, of employee savings contributions up to nine percent of annual compensation, subject to ERISA limitations. Company contributions are subject to vesting percentages of 25 percent after one year of vesting service, increasing annually by 25 percent, such that all amounts are fully vested after four years of vesting service. Plan participants may direct the investment of contributions in any of several different funds, including a government securities fund and various debt and equity funds.

     Compensation of the Chief Executive Officer.   Mr. Herald's
compensation for 1999 was based upon the established compensation policies described above. In establishing Mr. Herald's base salary, the Board evaluated the competitive standing of the Company as measured by criteria such as market capitalization, potential ounces of annual gold production, proven gold reserves, and stock performance. The Board also considered the duties, responsibilities, and performance of Mr. Herald in his capacity as Chief Executive Officer of Crown and executive pay rates of peer group companies. Mr. Herald's 1999 salary and performance incentives reflect his responsibilities in directing the day-to-day activities of Crown and its subsidiaries. Mr. Herald's salary arrangement and performance incentives will continue to be evaluated by the Board periodically. During 1999, Mr. Herald received a bonus of 3,080 shares of common stock of the Company, valued at $8,666.

     The stock options granted to Mr. Herald during fiscal 1999 were granted in accordance with the formula in the 1991 Plan.


                                   COMPENSATION COMMITTEE
                                   Rodney D. Knutson, Chairman
                                   J. Michael Kenyon
                                   Steven A. Webster


Summary Compensation Table

     The following table sets forth the compensation paid by the Company during each of the last three fiscal years to its Chairman and its President and each of the next most highly paid executive officers whose cash compensation exceeded $100,000 during the fiscal year ending December 31, 1999:
                                                           Long-Term
                                    Annual Compensation   Compensation         All
                                                             Awards           Other
                                    Salary      Bonuses      Options       Compensation
Name and Principal Position  Year     ($)         ($)          (#)              ($)
Mark E. Jones, III, Chair.   1999    98,175      4,909        32,725(1)        11,168(2)
                                                             205,900(14)
                                                             135,000(5)
                                                              68,000(5)
                                                              80,000(17)
                             1998    98,175      4,909        32,725(1)        10,614(2)
                                                             235,508(15)
                             1997    98,175     20,618(3)     75,000(4)        12,937(2)
Christopher E. Herald, CEO   1999   144,375      8,663(6)     48,125(1)         9,931(8)
                                                             219,375(14)
                                                             145,000(5)
                                                              68,000(5)
                                                              70,000(17)
                              1998   144,375      7,810(7)    48,125(1)         9,993(8)
                                                             217,083(15)
                              1997   144,375     30,323(9)    75,000(4)         9,759(10)
                                                              70,000(5)
James R. Maronick, CFO        1999   100,000      6,000(11)   30,000(1)         6,933(13)
                                                   95,000(14)
                                                              70,000(5)
                                                              44,000(5)
                                                              50,000(17)
                              1998   100,000        5,410(12) 15,000(1)         7,005(13)
                                                   65,000(15)
                              1997    29,283(18)     0        50,000(1)         2,062(16)
                                                              50,000(5)

(1) Granted under the Company's 1991 Plan. See "Option Grants in Last Fiscal Year."
(2) Includes $6,627 in fully-vested employer matching contributions to 401(k) Plan.
(3) Includes 2,732 shares of common stock, valued at a market price of $5.75 per share, issued as a bonus.
(4) Granted under the Company's 1988 Plan. See "Option Grants in Last Fiscal Year."
(5) Options to acquire Solitario common stock, granted under the Solitario 1994 Stock Option Plan.
(6) Includes 3,080 shares of common stock, valued at a market price of $2.81 per share, issued as a bonus.
(7) Includes 2,118 shares of common stock, valued at a market price of $3.69 per share, issued as a bonus.
(8) Amount includes $7,500 in fully-vested employer matching contributions to 401(k) Plan.
(9) Includes 4,018 shares of common stock, valued at a market price of $5.75 per share, issued as a bonus.
(10) Amount includes $7,125 in fully-vested employer matching contributions to 401(k) Plan.
(11) Includes 2,133 shares of common stock valued at a market price of $2.81 per share, issued as a bonus.
(12) Includes 1,467 shares of common stock, valued at a market price of $3.69 per share, issued as a bonus.
(13) Amount includes $6,750 in fully-vested employer matching contributions to 401(k) Plan.
(14) Amount includes shares of the 1991 and 1988 Plans repriced by the Board on June 5, 1999 to $1.75.
(15) Amount includes shares of the 1991 and 1988 Plans repriced by the Board on June 19, 1998 to $4.06.
(16) Amount includes $1,977 in fully-vested employer matching contributions to 401(k) Plan.
(17) Amount includes shares of the 1994 Solitario Plan repriced by Solitario on March 16, 1999 to Cdn$1.16.
(18) Employment began September 15, 1997.

Options
     The following tables set forth for the fiscal year ended December 31, ] 1999 contain certain information regarding options granted to, exercised by, and held at year end by the Named Executive Officers.

                                    OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS

                                                            Percent of                            Potential Realizable
                                                               Total                               Value at Assumed
                                                              Options                               Annual Rates of
                                                              Granted     Exercise                    Stock Price
                                                Options     to Employees   or Base                  Appreciation for
                                                Granted       in Fiscal    Price(2)  Expiration       Option Term (1)
            Name                                  (#)           Year        ($/sh)     Date         5%($)     10%($)
            Mark E. Jones, III                  32,725(3)      11.8%       $1.75     2/28/2004     14,726     32,398
                                               135,000(5)      15.3%    Cdn$1.16     3/16/2004     30,503(6)  67,680(6)
                                                68,000(5)       8.8%    Cdn$1.22     6/08/2004     16,805(6)  36,011(6)
            Christopher E. Herald               48,125(3)      17.4%       $1.75     2/28/2004     21,656     47,644
                                               145,000(5)      16.5%    Cdn$1.16     3/16/2004     32,763(6)  72,693(6)
                                                68,000(5)       8.8%    Cdn$1.22     6/08/2004     16,805(6)  36,011(6)
            James R. Maronick                   30,000(4)      10.8%       $1.75     2/28/2004     13,500     29,700
                                                70,000(5)       9.0%    Cdn$1.16     3/16/2004     15,817(6)  35,093(6)
                                                44,000(5)       5.0%    Cdn$1.22     6/08/2004     10,874(6)  23,301(6)


(1) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant, as repriced, until the end of the five-year option term.
     These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price growth.

(2)  Options were repriced to $1.75 on June 5, 1999.

(3) The options granted are non-qualified stock options that vest and become exercisable upon date of grant. Such options are nonassignable and nontransferable except by will or by the laws of descent and distribution. All options terminate five years from date of grant.

(4) The options granted are non-qualified stock options that vest and become exercisable over a four-year period, becoming fully vested on February 28, 2002. Such options are nonassignable and nontransferable except by will or by the laws of descent and distribution. Options not already exercisable may become exercisable upon mergers or changes in control of the Company, pursuant to the 1991 Plan. All options terminate five years from date of grant.

(5)  Options granted pursuant to the Solitario 1994 Plan

(6) Value of increase in Cdn$ converted to US$ at the December 31, 1999 exchange rate.

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                    AND FISCAL YEAR-END OPTION VALUES

                                                                Number of Unexercised         Value of Unexercised
                                         Shares      Value         Options at Fiscal          in-the Money Options
                                      Acquired on  Realized           Year-End (#)            at Fiscal Year-End ($)
Name                                  Exercise(#)    ($)        Exercisable/Unexercisable     Exercisable/Unexercisable
Mark E. Jones, III                        0            0           205,900/ 0                  51,475 /   0  (1)
                                          0            0           283,000/ 0                     0   /   0  (2)
Christopher E. Herald                     0            0           219,375/ 0                  54,844 /   0  (1)
                                          0            0           283,000/ 0                     0   /   0  (2)
James R. Maronick                         0            0            52,500/42,500              13,125 /10,625(1)
                                          0            0            66,000/98,000                 0   /   0  (2)


(1) Value based on market price of $2.00 per share of Crown Common Stock at December 31, 1999, less the exercise price.

(2)  Value based on market price of Cdn$1.00 per share of Solitario
Common Stock at December 31, 1999, less the exercise price,   converted
to US$.













                                     TEN-YEAR OPTION/SAR REPRICINGS

                                              Securities                                                          Years of
                                               underlying     Market price of    Exercise price                 original option
                                                number of     stock at time of     at time of     New exercise   term remaining
Name                       Date               options/SARs      repricing or      repricing or      price ($)      at date of
                                               repriced or      amendment ($)     amendment ($)                   repricing or
                                               amended (#)                                                         amendment
Mark E. Jones, III           6/05/1999           32,725(1)       $1.75             $2.56             $1.75           4.8
                                                 32,725(1)       $1.75             $4.06             $1.75           3.8
                                                 65,450(1)       $1.75             $4.06             $1.75           1.8
                                                 75,000(2)       $1.75             $4.06             $1.75           2.6
                             3/16/1999           80,000(3)    Cdn$1.16          Cdn$2.25          Cdn$1.16           2.8
                             6/19/1998           32,725(1)       $4.06             $4.19             $4.06           4.7
                                                 65,450(1)       $4.06             $5.63             $4.06           2.7
                                                 75,000(2)       $4.06             $5.75             $4.06           3.5
                                                 62,333(1)       $4.06             $6.56             $4.06           0.7
Christopher E. Herald        6/05/1999           48,125(1)       $1.75             $2.56             $1.75           4.8
                                                 48,125(1)       $1.75             $4.06             $1.75           3.8
                                                 48,125(1)       $1.75             $4.06             $1.75           1.8
                                                 75,000(2)       $1.75             $4.06             $1.75           2.6
                             3/16/1999           70,000(3)    Cdn$1.16          Cdn$2.25          Cdn$1.16           2.8
                             6/19/1998           48,125(1)       $4.06             $4.19             $4.06           4.7
                                                 48,125(1)       $4.06             $5.63             $4.06           2.7
                                                 75,000(2)       $4.06             $5.75             $4.06           3.5
                                                 45,833(1)       $4.06             $6.56             $4.06           0.7
James R. Maronick            6/05/1999           30,000(1)       $1.75             $2.63             $1.75           4.8
                                                 15,000(1)       $1.75             $4.06             $1.75           3.8
                                                 30,000(1)       $1.75             $4.06             $1.75           3.3
                             3/16/1999           50,000(3)    Cdn$1.16          Cdn$4.40          Cdn$1.16           3.4
                             6/19/1998           15,000(1)       $4.06             $4.30             $4.06           4.7
                                                 50,000(1)       $4.06             $5.73             $4.06           4.2

(1) Options granted pursuant to the 1991 Plan.
(2) Options granted pursuant to the 1988 Plan.
(3) Options granted by Solitario pursuant to the 1994 Plan.









































                          COMPARATIVE STOCK PERFORMANCE

     The following performance graph compares the performance of the Company's Common Stock to the NASDAQ Stock Market Total Return Index, the S & P Gold Mining Index, and an seven-company peer group for the Company's last five fiscal years. The graph assumes the value of the investment was $100 at December 31, 1992 and measures that investment at December 31 of each of the years shown. All dividends are assumed to be reinvested. The graph is presented pursuant to requirements of the SEC. The information contained in this graph is not necessarily indicative of future price performance.



CROWN RES CORP

Cumulative Total Return

12/94
12/95
12/96
12/97
12/98
12/99
































CROWN RESOURCES CORPORATION

100.00
119.70
150.00
101.52
49.24
45.45


PEER GROUP

100.00
93.78
163.95
70.86
30.11
26.84


NASDAQ STOCK MARKET (U.S.)

100.00
141.34
173.90
213.07
300.43
555.99


S & P GOLD & PRECIOUS METALS MINING
100.00
112.55
111.71
73.36
64.32
61.96








(1) Consists of Barrick Gold, Battle Mountain Gold, Echo Bay Mines, Homestake Mining, Newmont Mining, and Placer Dome, all of which are major gold producers.

(2) Consists of Alta Gold, Bema Gold, Canyon Resources, Glamis Gold, Metallica Resources, and Royal Gold.








                  INDEPENDENT PUBLIC ACCOUNTANTS

 The Company's Shareholders are asked to ratify the selection of Deloitte & Touche LLP, independent public accountants, to continue as the Company's auditors for fiscal 2000. Representatives from Deloitte & Touche LLP are expected to be present at the Annual Meeting of Shareholders to make a statement if they so desire and to respond to appropriate questions.



                    PROPOSALS OF SHAREHOLDERS


 Under the Company's Bylaws, shareholders seeking to propose business to be conducted at the 2000 Annual Meeting must give written notice to the Corporate Secretary of the Company no later than the time that shareholder Director nominations must be received. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. Any proposal not made in compliance with the Bylaws may be rejected by the Board. No shareholder proposals for the 2000 Annual Meeting had been received by the Company prior to the date of this Proxy Statement.

 Shareholder proposals intended to be presented at the 2001
Annual Meeting of Shareholders should be received by the Company prior to January 1, 2001, for inclusion in the Company's Proxy
Statement for that meeting.

                          OTHER BUSINESS

 The Company knows of no other business to be presented at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person named in the accompanying form of proxy.

 Upon written request from any person solicited herein addressed to the Corporate Secretary of the Company at its principal offices, the Company will provide, at no cost, a copy of the Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 1999.

                                                By Order of the
Board of
Directors


                                                James R. Maronick
                                                  Secretary
May 1, 2000
Denver, Colorado


             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  CROWN RESOURCES CORPORATION
 For Annual Meeting of Shareholders to be held on June 15, 2000

 The undersigned hereby appoints Christopher E. Herald and James
R. Maronick, and each of them, with full power of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of Crown Resources Corporation (the "Company"), to be held at the World Trade Center, 1625 Broadway, Suite 820, Denver, Colorado, on Thursday, June 15, 2000, at 10:00 a.m., Mountain Daylight Time, and at all adjournments or postponements thereof, and hereby authorizes them to represent and to vote all of the shares of Common Stock of the Company held by the undersigned as fully as the undersigned could do if personally present. Said proxies are herein specifically authorized to vote the shares of Common Stock of the Company which the undersigned is entitled to voate in the election of Directors as proposed in the Proxy Statement, to ratify the appointment of auditors as proposed in the Proxy Statement and to vote said shares upon such other matters as may properly come before the meeting or any adjournment or postponement thereof as the above-named proxies shall determine.

 The shares of Common Stock represented by this Proxy will be voted or not voted on the matters set forth in accordance with the specifications indicated herein.

      (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE;
           PLEASE RETURN USING THE ENCLOSED ENVELOPE)

The Board of Directors recommends that shareholders vote in favor of Proposals 1 and 2.
       1.    ELECTION OF DIRECTORS
 Nominees: Mark E. Jones, III, Christopher E. Herald, J. Michael Kenyon, Rodney D. Knutson, Linder G. Mundy, Steven A. Webster, and David R. Williamson
   FOR  (All nominees) Except withhold authority to vote for any individual nominee by lining through or otherwise striking out the name of any nominee.
    WITHHELD
       2.    APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE
        COMPANY'S AUDITORS         FOR            AGAINST

                                                          ABSTA
                                                          IN
       3. To transact such other business as may properly come before the meeting and all adjournments or postponements thereof.
       If no specification is made with respect to the above
matters, the shares of Common Stock of the undersigned will be voted FOR the election of these Directors, FOR the appointment of Deloitte & Touche LLP, and either for or against such other matters as may properly come before the meeting or any adjournment or postponement thereof, as the above-named proxies may determine.
        Please sign exactly as your name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, admin-istrator, trustee or guardian, please give full title as such. If a
        corporation,   please sign in full corporate name by
        President or other authorized person.

        DATED
      ,2000



                            (Signature)


                         (Signature if held jointly)
        Mark here for address change